UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                JANUARY 19, 2006
                                (Date of Report)


                         CLEAN WATER TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                      000-27629                23-2426437
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)


                     4030 PALOS VERDES DRIVE N., SUITE 104,
                             ROLLING HILLS, CA 90274
                    (Address of principal executive offices)

                                 (310) 265-8918
              (Registrant's telephone number, including area code)

         2716 St. Andrews Boulevard, Suite 200, Tarpon Springs, FL 34688
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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        This Report on Form 8-K being filed by Clean Water Technologies, Inc., a
Delaware corporation (the "REGISTRANT" or the "COMPANY") relates to the resignation of two of the directors from the Board of Directors (the "BOARD") of the Registrant.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         Effective January 19, 2006, Mr. Howard A. Scala resigned as a director of the Registrant. Effective January 19, 2006, Ms. Laurie C. Scala resigned as a director of the Registrant. The remaining two members of the Board were Ms. Suzanne Lewsadder and Mr. Jeffrey Lewsadder.

         On February 9, 2006, a majority of stockholders of the Company, among other things, authorized by resolution to fix the number of directors of the Company at five and to elect Shemi Hart, David Frankel and Sharon Biddle as directors of the Company with authority to fill the three vacancies on the Board resulting from the resignations and Mr. and Mrs. Scala and the expansion of the Board. The Consent will become effective upon compliance with applicable regulatory rules and regulations.

         The following chart sets forth information about the individuals elected to serve as members of the Board:

                     NAME             AGE                  TITLE(S)
            --------------------------------------------------------------
            Shemiran Hart              47                  Director
            Sharon Biddle              53                  Director
            David Frankel              54                  Director

         Shemiran Hart is Division Controller of semiconductor manufacturer Veeco Instruments, Inc., where she has served in that capacity since 2005. She brings over fifteen years experience in public company financial management to her role as Board director. Previously, Ms. Hart was Division Controller of Teradyne, Inc., a S&P 500 corporation, from 1999 to 2005. Ms. Hart holds a B.S. in Business Administration, Magna Cum Laude, from the University of Southern California. She holds no other directorships in any reporting companies.

         Sharon Biddle is President and Publisher of The Real Estate Book for San Luis Obispo County, California, where she has served in that capacity since 1999. She brings over twenty-five years experience in corporate marketing and public relations to her role as Board director. Previously, Ms. Biddle served as the Vice President of Marketing for Jazzercise, Inc. Ms. Biddle holds a B.S. in Journalism and Marketing from Long Beach State University. She holds no other directorships in any reporting companies.

         David Frankel is a CPA and has been a partner in accounting firm Frankel & Kohn since 2000. He brings over twenty-five years experience in financial consulting to his role as Board director. Mr. Frankel has been a financial and tax consultant to SheerVision, Inc. since its inception in 1999 and briefly served as its interim CFO during 2005. Mr. Frankel holds a B.S. in Business Administration and is ABV accredited. He holds no other directorships in any reporting companies.

         Neither of Ms. Hart, Ms. Biddle, or Mr. Frankel owns any stock in the Company nor holds any position as an officer of the Company as of the date hereof.

ITEM 9.01.    FINANCIAL STATEMENT AND EXHIBITS

(d) Exhibits

Exhibit 17.1 Resignation Letter of Laurie C. Scala as director of the Company, dated as of January 19, 2006, incorporated by reference to Exhibit 17.1 to the Form 10QSB/A for the quarter ended December 30, 2005 filed February 28, 2006 with the SEC

Exhibit 17.1 Resignation Letter of Howard A. Scala as director of the Company, dated as of January 19, 2006, incorporated by reference to Exhibit 17.1 to the Form 10QSB/A for the quarter ended December 30, 2005 filed February 28, 2006 with the SEC





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 3, 2006

                                             CLEAN WATER TECHNOLOGIES INC.

                                             /s/ SUZANNE LEWSADDER
                                             ------------------------
                                             Name: Suzanne Lewsadder
                                             Title: CEO